Exhibit 32.2

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Imperial Holdings, Inc. (the Registrant) on Form 10-Q for the period ended September 30, 2014 as filed with the U.S. Securities and Exchange Commission on the date hereof (the Report), I, Richard S. O’Connell, Jr., Chief Financial Officer and Chief Credit Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. O’Connell, Jr.
Richard S. O’Connell, Jr.
Chief Financial Officer and Chief Credit Officer

November 10, 2014

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